Exhibit 99.1

Annual Shareholders Meeting
February 18, 2011
Simulations Plus, Inc.

 • Welcome and Introductions
 • Discussion of Voting Issues
 • Chairman’s Remarks
 • Questions & Answers
 • Adjournment of Official Meeting
Agenda

Management & Directors
• Board of Directors:
 – Walter S. Woltosz, M.S., M.A.S., Chairman & CEO.
 • Co-founder, Words+, Inc. and Simulations Plus, Inc.
 – David Z. D’Argenio, Ph.D., Director
 • Professor, Biomedical Engineering, USC
 • Director, Co-Director, Biological Simulation Resource Center, USC since 1985
 – Richard R. Weiss, Ph.D., Director
 • Formerly, Deputy Director, Launch Systems, U.S. Department of Defense
 • Formerly, Director, Propulsion, USAF Philips Laboratory
 – H. Wayne Rosenberger, Director
 • Sr. Regional VP of American Security Bank
 – Virginia E. Woltosz, B.S., M.B.A., Director and Secretary
 • Co-founder, Words+, Inc. and Simulations Plus, Inc.
• Senior Management Team
 – Momoko A. Beran, B.S., M.B.A., Chief Financial Officer, CPA qualified
 – Michael B. Bolger, Ph.D., Chief Scientist
 – Robert Clark, Ph.D., Director, Life Sciences
 – John DiBella, M.S., Director, Business Development, Marketing, and Sales
 – Jeffrey A. Dahlen, B.S.E.E., President, Words+, Inc. subsidiary

• Registered Independent Auditors
 • Rose, Snyder & Jacobs, Encino, CA
• Tax Specialists
 • Rabbani, Inc., Los Angeles, CA
• Legal Counsel
 • Luce, Forward, Hamilton & Scripps, San Diego, CA
Outside Counsels

Candidates for Board of Directors remain unchanged:
 • David Z. D’Argenio, Ph.D.
 • Richard R. Weiss, Ph.D.
 • H. Wayne Rosenberger
 • Virginia E. Woltosz, MBA
 • Walter S. Woltosz, MS, MAS
• Outside auditor:
 • Rose, Snyder, Jacobs
• Expansion of Board of Directors to minimum of 5 and maximum of 9 members
• There are no other voting issues
• Votes already received by proxy have resulted in all items being passed overwhelmingly with over ___ % of the number of votes outstanding having reported, therefore, a vote at this meeting would serve no purpose. All measures have been approved.
Discussion of Voting Issues

• Company Overview
 • Financial Performance
 • Words+, Inc.
 • Simulations Plus, Inc.
Chairman’s Remarks

 With the exception of historical information, the matters discussed in this presentation are forward looking statements that involve a number of risks and uncertainties. The actual results of the Company could differ significantly from those statements. Factors that could cause or contribute to such differences include, but are not limited to: continuing demand for the Company’s products, competitive factors, the Company’s ability to finance future growth, the Company’s ability to produce and market new products in a timely fashion, the Company’s ability to continue to attract and retain skilled personnel, and the Company’s ability to sustain or improve current levels of productivity. Further information on the
 Company’s risk factors is contained in the Company’s quarterly and annual reports and filed with the Securities and Exchange Commission.
Safe Harbor Statement Under the
Private Securities Litigation Act 1995

Revenue
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
$
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Fiscal Year
Words+ Simulations Plus Total

simulationsplus, inc.

Historical Consolidated Revenue
21%
81%

Net sales
Cost of sales
Gross profit
Selling and G&A
Research and development
Income from operations
Other income
Income before income taxes
Provision for income taxes
Net income
0
500
1,000
1,500
2,000
2,500
3,000
FY10.1
FY11.1

simulations plus, inc.

Consolidated Income Statement (3M)
FY11.1 vs. FY10.1
+31.9%
+11.3%
+24.7%
+41.4%
+5.9%
+13.1%
+22.1%
+15.3%
+20.3%
+74.0%

Net sales
Cost of sales
Gross profit
Selling and G&A
Research and development
Income from operations
Other income
Income before income taxes
Provision for income taxes
Net income
0
500
1,000
1,500
2,000
2,500
FY10.1
FY11.1

simulationsplus, inc.

Simulations Plus Income Statement (3M)
FY11.1 vs. FY10.1
+18.2%
+30.3%
+11.3%
+23.8%
+40.0%
-16.9%
+9.8%
+17.4%
+22.5%
-74.7%

Net sales
Cost of sales
Gross profit
Selling and G&A
Research and development
Income from operations
Other income
Net income
-200
0
200
400
600
800
FY10.1
FY11.1

simulationsplus, inc.

Words+ Income Statement (3M)
FY11.1 vs. FY10.1
+8.3%
-25.0%
+21.7%
-2.9%
-0.5%
-63.2%
-23.1%
+0.0%

• Symbol: NASDAQ: SLP
• Market Capitalization: $51.91 million*
• Recent Price: $3.35*
• Average Daily Volume last 3 mo = 42,313*, last 10 days = 72,067*
• Shares outstanding: 15.5 million* (9.5% held by institutions)*
• Public float: 4.81 million*
• 12 Month Price Range: $ 1.62 - 3.74*
• Trailing twelve months revenues (11/30/10): $11.09 million*
• Quarterly revenue growth (yoy) 15.4%*
• Quarterly earnings growth (yoy) = 32.0%*
• Diluted EPS (trailing twelve months): $0.13*
• Return on Assets = 14.44%*
• Return on Equity = 19.69%*
*Yahoo! Data as of 2/17/11
Market Profile

Share Repurchase Program
• Board of directors authorized a second share repurchase
 program for up to one million shares from February 15, 2010 through February 14, 2011
 – Purchased 996,248 shares out of authorized 1 MM at average price of
 $2.8341 including commissions (Total cost of $2,823,795).
• Just over 1,000,000 shares were bought back last year at
 average price per share of about $1.30
• Total share repurchases over both phases were about 2 million shares at an average price of about $2.06/share
• Board of directors may consider another repurchase program at any time

Simulations Plus, Inc.
SLP
Volume

Simulations Plus, Inc.
Volume

SLP Charts - Yahoo! Finance - Windows Internet Explorer

simulationsplus, inc.

12-Month Stock Prices

• Words+, Inc.
 – Global business founded 1981 - pioneer business
 – Assistive technology products for disabled
 • Hardware
 • Software
 • Support products
 – Technology leader and innovator since inception
 – Provides some synergies and overhead cost-sharing
 with pharmaceutical/biotech business
 • Windows operating system programming issues
 • Multi-national issues
 • Accounting, Facilities and Human Relations
Words+ Overview

12 months operation
Net sales (+9%)
Cost of sales (+7%)
Gross profit (10%)
Selling and G&A..
R&D (-25%)
Loss from operations
Other income (+0%)
Net loss (+5%)
-500
0
500
1,000
1,500
2,000
2,500
3,000
3,500
FY10
FY09

simulationsplus, inc.

Words+ Financial Performance
FY 2010 vs FY2009

Factors Affecting Words+ Financials
• Positive
 • EyePro sales have helped since its introduction last year
 • New product developments (not yet announced for competitive reasons)
 • Funding software package has improved accounts receivable collection cycle
• Negative
 – Cost of Sales higher on products that are selling this year
 – State budgets are very tight, may affect Medicaid orders
 – Supplier of sound chips for MessageMate suddenly discontinued
 product
 • Limited supply remaining
 • New design in progress with different circuitry
 – iPhone and iPad solutions are becoming popular
 • Inexpensive software offerings for simple voice output, but . . .
 – Built-in speakers are not adequate for many environments
 – Ruggedness is an issue
 • May be a “flash in the pan” that loses its luster when practicality is not there words+
I would like a banana please
Conversa
words+
EyePro

# EyePro™

Advanced eye tracking technology

simulationsplus, inc.

EyePro
• Introduced in May 2010
• Contributed to very profitable 4th quarter for Words+

Collection days
Days
350
300
250
200
150
100
50
0
Feb-07
May-07
Aug-07
Nov-07
Feb-08
May-08
Aug-08
Nov-08
Feb-09
May-09
Aug-09
Nov-09
Feb-10
May-10
Aug-10
Nov-10
178
200
235
263
302
308
290
291
277
284
303
284
254
232
176
157
103
117
135
151
164
162
167
170
178
195
193
186
169
155
135
120
46
47
53
58
64
62
60
57
57
61
56
53
63
60
69
66
All AR
Funding AR
Non-Funding AR

simulationsplus, inc.

Words+ AR Aging is Improving
*
* PacWare software started in Oct-09.

Words+ Growth Strategies
• Expand Product Offerings
 – Focus product development on market needs
 – Form alliances with other assistive technology companies
• Increase product awareness
 – Workshops, conferences, webinars, web store
 – Alliances with key clinicians and educators
• Increase dealer effectiveness
 – Expansion of dealer/representative network
 – Incorporation of remote video interaction with clients

- Cheminformatics technologies

- **MedChem Designer™** New!

– Contract services and collaborations

simulations plus, inc.

• Simulations Plus, Inc.
 – Software for pharmaceutical research
 • Simulation technologies
 • GastroPlus™
 • DDDPlus™
 • ADMET Predictor™
 • MedChem Studio™
Simulations Plus (Life Sciences)
Overview

GastroPlus™
Simulation Software
for Drug Discovery
and Drug Development
©Copyright 2010 • Simulations Plus, Inc. • All rights reserved simulationsplus,inc.

• The industry’s Gold Standard - most advanced and widely used simulation of oral absorption/pharmacokinetics/pharmacodynamics
• Version 7.0 release in August 2010:
 – Drug-drug Interaction Module released - new extra-cost module
 – Additional Dosing Routes Module released - new extra-cost module
 – Improved methods for dealing with in vivo solubilities
• Strategy going forward:
 • Continue to enhance program in response to customer requests
 • Continue to expand capabilities for dosing routes (transdermal, intramuscular, intraperitoneal)
GastroPlusTM

DDDPlus(TM): C:\Program Files\Simulations Plus, Inc\DDDPlus\DDDPlusDemo.mdb
File Database Simulation Setup Tools Modules Help
Formulation
Experimental Setup
Simulation
Hydrocortisone Coarse Powder
Apparatus Type:
USP Paddle
Experimental Parameters
Instrument Speed (RPM): 75
Medium Volume (mL): 900
Medium Viscosity (g/(cm*s)): 0.007
Medium pH: 7
Fluid Velocity (cm/s): 7.504
Medium Type: Water
Experiment Phase
Medium Composition

Refresh
Hydrocortisone Coarse Powder
Percent Dissolved (%)
Time (min)
Clear Plot

simulationsplus, inc.

• First and only simulation tool for in vitro dissolution experiments
• Industry is learning how to use this unique tool and sales continue to grow
• Strategy going forward:
 – Continue advancing state-of-the-art for this one-of-a-kind tool
 – Continue aggressive marketing and sales activities
 • Educate formulation scientists on how to use simulation in their work
 • Emphasize compatibility with GastroPlus for formulation studies
DDDPlusTM

Version 5.0.0047
ADMET Predictor™
ADMET Property
Estimation and
Model Building
©Copyright 2010 Simulations Plus, Inc. All rights reserved

simulationsplus, inc.

• Predicts properties of molecules from just their structures, including physicochemical properties, pharmacokinetic properties, metabolism properties, and numerous toxicities
• Consistently top-ranked in accuracy in published independent comparison studies
• Version 5.0 released in FY2010
 • New atomic and molecular descriptors enhance all models - all models retrained
 • New property predictions
 • Improved model-building capabilities of ADMET Modeler™ subprogram
• Strategy going forward:
 – Continue to expand- new toxicity and metabolism models coming shortly in version 5.5
 – Further improve prediction accuracy through better molecular and atomic descriptors
 – Further enhanced graphical outputs and reporting features
ADMET PredictorTM

• Integrated with ADMET Predictor - provides complete modeling/prediction capability - used to build all models in ADMET Predictor except for a few simple calculations
• Speed and model quality unsurpassed - contract studies have shown ability to find useful models from user data (including activity) when others have failed
• Strategy going forward:
 – Continue to advance state-of-the-art in machine learning methods
 – Further improve user interface and convenience features
 – May develop stand-alone product for general modeling use
ADMET ModelerTM

• Formerly ClassPharmer™. renamed it MedChem Studio last year
• Classifies molecules by “maximum common substructures” using proprietary algorithms (red parts of molecules above)
• Helps chemists identify what it is about molecular structures that cause good or bad properties
• Generates new molecules using proprietary algorithms
• Tight integration with ADMET Predictor to eliminate “losers” based on property predictions
• Strategy going forward:
 – Molecule design now area of emphasis - MedChem Designer™ integrated into MedChem Studio to further enhance our design capabilities
MedChem StudioTM

MedChem Designer
Molecule 5
Midazolam
Molecule 1
Molecule 2
Molecule 3
Molecule 4
Molecule 6

NEW!

simulationsplus, inc.

• Exciting new product launched on February 17, 2011! Provided free
• Exciting combination of innovative molecule drawing capabilities that integrates tightly with
 ADMET Predictor
• Provides chemist with never-before-available information about how each change to a molecule affects up to almost 130 different properties.
• Strategy going forward:
 – Molecule design now area of strategic emphasis
 – MedChem Designer™ is integrated into MedChem Studio to further enhance our design capabilities
 – Free ADMET Predictor predictions are a teaser - expected to promote additional ADMET Predictor sales so chemists can see the other 120+ properties
MedChem DesignerTM

Consulting Contracts
• Growing part of business
 – Simulation studies
 • Troubleshooting problem compounds
 • Virtual bioequivalence trials
 • Assist with design of new oral dosage formulations
• Generates leads for software licenses
• Identifies unmet needs for software improvements
• Increases our knowledge base and expertise
 – Exposure to unusual compound behaviors
• Builds rapport and confidence not only with
 customers’ scientists, but also with their management

CHUGAI PHARMACEUTICAL CO., LTD.

ICAGEN

ono

DAINIPPON PHARMACEUTICAL CO.,LTD.

sanofi~synthelabo

AstraZeneca

SCHERING
making medicine work

Roche

Mitsubishi Pharma Corporation

Schering-Plough

Pfizer

ACTIVBIOTICS

GALDERMA

biovitrum.

Genentech
In Business for Life

Abbott Laboratories

Neurocrine Biosciences

Shire Laboratories

SHIONOGI & CO., LTD.

gsk GlaxoSmithKline

SUMITOMO CHEMICAL

NATIONAL CANCER INSTITUTE

Janssen Pharma

Lilly
Answers That Matter.

Wyeth

Takeda Pharma

VERTEX

THE APOTEX GROUP

NOVARTIS

SUGEN

WEST Pharmaceutical Services

Quality of Life
TEIJIN

simulations plus, inc.

Some of Our International
Pharma Customers

 – Growing team of exceptional scientists and engineers
 • Chemistry, biochemistry, molecular biology
 • Chemical engineering, biomedical engineering
 • Computer science
 • Augmentative communication (Words+ subsidiary)
 – Recognized world-class expertise in oral drug delivery,
 pharmacokinetics, pharmacodynamics
 – Large scale system simulations
 – Applied numerical simulation/optimization methods to
 multidimensional nonlinear problems
 – High quality, rapid structure-property modeling
 – Marketing and sales to a highly technical global market
 – Strong relationships with pharmaceutical scientists in industry, government, and academia
Core Capabilities and Strengths

Strategic Considerations
• Aggressive marketing and sales activities have paid off,
 and will continue
• Development of new technologies via in-house funding
 – Continue to develop new products such as our new MedChem
 Designer™ software announced yesterday
 – Maintain our industry-leading position with GastroPlus™
 – Continue to refine our existing products
• Cash position remains very strong
 – We will use it to continue to hire selected staff and grow organically, for accretive acquisitions, and for outsourcing of specific activities to augment internal efforts
 – Board of Directors may consider additional share repurchases

• World-class and growing scientific team
• Experienced professional management team and board
• Continuously growing and profitable through global
 economic crisis
• High margins: earnings growth > revenues growth
• Approximately $8.9 MM in cash and no debt
• Emerging, high-growth market
• Proprietary multi-platform software
• Recurring revenue business model
• Acquisition remains a major strategic goal
Investment Highlights

Increasing shareholder
 value by providing
 competitive advantages to
 our customers in the
 pharmaceutical, biotech,
 and disability industries
Simulations Plus, Inc.

Questions and Answers
Opportunity for shareholders to ask questions about the
company.
Please understand that we cannot provide any information
that would be considered “insider information” - information that would provide those attending this meeting with
knowledge about company operations that would give them
an advantage in deciding to buy or sell shares in the public markets. However, we will endeavor to answer every
question in as much detail as possible without violating SEC rules.